Exhibit 99.2
PowerSecure Files Shelf Registration Statements to Facilitate LED
Lighting Business Investments and Provide Flexibility to Finance
Future Growth Opportunities
Wake Forest, N.C. — May 6, 2010 — PowerSecure International, Inc. (Nasdaq: POWR) today announced it has filed shelf registration statements on Forms S-3 and S-4 with the U.S. Securities and Exchange Commission. The Form S-3 registration statement was filed to facilitate the resale of up to 1,025,641 common shares of the Company’s stock that were issued in conjunction with its purchase of the remaining one-third interest in its EfficientLights LED lighting business. The transaction to purchase the remaining minority interest in EfficientLights was completed on April 30, 2010. The Form S-4 registration statement was filed in conjunction with the Company’s recently completed Innovative Electronic Solution Lighting (“IES”) acquisition, to prepare for the potential issuance of common shares to facilitate the Company’s option to purchase the remaining one-third minority interest of IES. Both the Form S-3 and S-4 registration statements also provide the Company with additional flexibility to issue registered equity securities to finance future growth opportunities.
The total amount of the equity securities covered by the shelf registration statements is $100 million, with $70 million to be registered under the Form S-3 registration statement, and $30 million to be registered under the Form S-4 registration statement. The Company does not have any immediate plans or commitments to sell securities under either registration statement beyond the 1,025,641 shares which were issued in conjunction with its recently completed EfficientLights transaction. The terms of any future offerings under these shelf registrations will be determined at the time of the offerings.
Sidney Hinton, CEO of PowerSecure, said, “We do not have plans to raise capital or issue registered stock beyond the resale of the stock we issued in the transaction to increase our ownership in our EfficientLights LED lighting business to 100%, which is a highly accretive to our E.P.S. However, we filed the Form S-3 in an amount that provides us with the additional flexibility to finance future growth opportunities, and we filed the Form S-4 to provide us with the proactive ability to buy out the remaining one-third minority interest in IES if we choose to do so, as well as to give us the additional flexibility to finance future acquisitions.”
Mr. Hinton continued, “We believe one of our Company’s core strengths is our demonstrated ability to prudently manage and deploy capital to maximize shareholder value. We also believe there are significant opportunities to develop new business lines and technologies to add to our existing portfolio of products and services and fuel our future growth — and the shelf registrations we filed today provide us with additional flexibility to invest in these opportunities. That said, we continue to remain committed to our strategy of organic growth, enhanced by prudent, complementary acquisitions. We also remain committed to our track record of discipline about the investments we choose to make, and their ability to enhance shareholder value.”
If and when the shelf registration statement on Form S-3 is declared effective by the SEC, the Company may from time to time offer and sell up to $70 million of its common stock using various methods of distribution, which amount includes any resales under the Form S-3 by the former EfficientLights one-third minority interest owners of the 1,025,641 shares of common stock the Company issued in conjunction with the buyout transaction. The net proceeds of any such offerings by the Company would likely include financing acquisitions, capital investments (including capital for the Company’s recurring revenue business model for Interactive Distributed Generation systems), supplementing the Company’s working capital to support growth opportunities, and general corporate purposes. The Company will not receive any proceeds from the resale of shares by the selling stockholders.
If and when the shelf registration statement on Form S-4 is declared effective by the SEC, the Company may from time to time offer and sell up to $30 million of its common stock in connection with acquisitions, including exchange offers and business combination transactions. This includes the potential acquisition of the remaining one-third minority interest in Innovative Electronic Solutions Lighting, LLC, the LED lighting development business in which the Company currently owns a two-thirds controlling interest. The Company does not expect to receive cash proceeds from the sale of common stock issued under the Form S-4.
Registration statements relating to these securities have been filed with the SEC, but have not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The terms of any offering under either registration statement would be established at the time of the offering and as required would be described in a prospectus supplement filed with the SEC prior to the completion of the offering. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such state. Any offering of the securities covered under the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering.
About PowerSecure
PowerSecure International, Inc. is a leading provider of Energy and Smart Grid Solutions to electric utilities, and their commercial, institutional, and industrial customers, as well as Energy Services to the oil and natural gas industry. PowerSecure’s Energy and Smart Grid Solutions businesses provide products and services in the areas of Energy Efficiency, Interactive Distributed Generation, and Utility Infrastructure. The Company’s Energy Efficiency business provides customers with energy efficient lighting technologies that deliver improved quality of light, including its proprietary EfficientLights LED lighting product that saves grocery, drug, and convenience stores 70% off the cost to operate traditional fluorescent lighting in their refrigerated cases. The Company is a pioneer in developing Interactive Distributed Generation® systems with sophisticated, proactive smart grid capabilities, including the ability to 1) forecast peak electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly power, 2) provide utilities with dedicated electric power generation assets for their demand response needs, and 3) provide customers with the most dependable standby power in the industry. PowerSecure also provides utilities with utility infrastructure products and services, including transmission and distribution construction and maintenance, engineering and design services, and regulatory consulting. The Company provides Energy Services to the oil and natural gas industry through its Southern Flow and WaterSecure business units. Additional information is available at www.powersecure.com.
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the Company’s future revenues, earnings, margins, and other financial and operating information and data; the Company’s outlook, prospects and expectations for revenues, net income, and E.P.S. results and growth generally, and related to the events described herein; the anticipated results of the Company’s products, services, and technologies; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, those risks, uncertainties and other factors identified from time to time in the Company’s most recent Annual Report on Form 10-K, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760
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